Ex. 10.3

MASTER TERMINATION AGREEMENT
This MASTER TERMINATION AGREEMENT (this "Agreement"), dated as of August 16, 2019 (the "Closing Date"), is entered into by and among White Eagle General Partner, LLC, a Delaware limited liability company (the "GP Pledgor"), Lamington Road Designated Activity Company, a designated activity company incorporated with limited liability under the laws of Ireland (the "LP Pledgor" and together with the GP Pledgor, the "Pledgors"), White Eagle Asset Portfolio, LP, a Delaware limited partnership ("White Eagle"), Lamington Road Bermuda Ltd., a Bermuda company (the "Portfolio Manager"), Markley Asset Portfolio, LLC, a Delaware limited liability company ("Markley"), CLMG Corp., as administrative agent under the Loan Agreement (as defined below) (the "Administrative Agent") and under the DIP Loan Agreement (as defined in the DIP Order defined below, the “DIP Agent”), LNV Corporation, as initial lender under the Loan Agreement (the "Initial Lender") and DIP Lender (as defined in the DIP Order defined below, the “DIP Lender,” and, together with the Administrative Agent, the DIP Agent and the Initial Lender, the “Lender Parties”), Wilmington Trust, National Association ("WTNA"), in its capacities as securities intermediary under the SACCA (as defined below) (in such capacity, the "Securities Intermediary"), as custodian under the SACCA (in such capacity, the "Custodian") and as agent under the Pledge Agreement (as defined below) (in such capacity, the "Agent" and together with the Lender Parties, Pledgors, White Eagle, Markley, the Portfolio Manager, the Custodian and the Securities Intermediary, the "Facility Parties"), and Palomino JV, L.P., a Cayman exempted limited partnership (together with its successors and assigns, the "Purchaser").
W I T N E S E T H:
WHEREAS, White Eagle, Imperial Finance & Trading, LLC, a Florida limited liability company ("IFT"), as initial servicer, initial portfolio manager and as guarantor, the Portfolio Manager, the Initial Lender and the Administrative Agent entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of January 31, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement");
WHEREAS, the Pledgors and the Administrative Agent, as secured party, entered into that certain Partnership Interest Pledge Agreement, dated as of May 16, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"), pursuant to which the Pledgors pledged their equity interests in White Eagle to secure White Eagle's obligations under the Loan Agreement;
WHEREAS, MLF LexServ, L.P., a Delaware limited partnership (the "Servicer"), White Eagle, IFT, as initial servicer, and the Portfolio Manager entered into that certain Servicing Agreement, dated as of May 16, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Servicing Agreement");
WHEREAS, the Administrative Agent, White Eagle, the Securities Intermediary and the Custodian entered into that certain Second Amended and Restated Securities Account Control and Custodian Agreement, dated as of January 31, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the "SACCA");

DOC ID - 32342032.17

WHEREAS, on November 14, 2018, the Pledgors each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court");
WHEREAS, on December 13, 2018, White Eagle filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the Bankruptcy Court;
WHEREAS, on January 25, 2019, the Pledgors, White Eagle and Emergent Capital, Inc., a Florida corporation ("Emergent"), commenced an adversary proceeding in the Bankruptcy Court against the Initial Lender and certain unaffiliated parties;
WHEREAS, on May 24, 2019, the Administrative Agent, the Initial Lender, the Pledgors, Emergent, IFT, White Eagle, the Portfolio Manager, Markley and certain other affiliates of White Eagle entered into a Settlement Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Settlement Agreement") to evidence the settlement of all matters between them involving, among other things, the Loan Agreement, the aforementioned chapter 11 cases and the adversary proceeding;
WHEREAS, the Settlement Agreement provides that White Eagle may satisfy and discharge the Obligations (as defined in the Loan Agreement) and the DIP Obligations (as defined in the DIP Order defined below), subject to the terms and conditions set forth in the Settlement Agreement;
WHEREAS, on June 5, 2019, the Bankruptcy Court entered an order approving the Settlement Agreement [Docket No. 316] (the "Settlement Order");
WHEREAS, on June 5, 2019, the Bankruptcy Court entered an order approving a postpetition credit facility with CLMG Corp., as agent, and LNV Corporation, as lender, and White Eagle, as borrower [Docket No. 317] (the “DIP Order”);
WHEREAS, as of the date of this Agreement, there are no DIP Obligations due and outstanding under the DIP Loan Documents (as defined in the DIP Order);
WHEREAS, on June 19, 2019, the Bankruptcy Court entered an order [Docket No. 349] (the "Confirmation Order") approving a plan of reorganization (the "Plan"), which incorporates the terms of the Settlement Agreement;
WHEREAS, the Plan became effective on June 19, 2019;
WHEREAS, on July 22, 2019, the Bankruptcy Court entered an order [Docket No. 393] (the "Sale Order") approving a proposed sale of the Acquired Interests (as defined in the Sale Order but which, for the purposes of this Agreement and as such term is used herein, do not include the interests that the LP Pledgor holds in the GP Pledgor) to Purchaser and/or other entities, acquisition vehicles and/or co-investors;
WHEREAS, the Purchaser intends to acquire the Acquired Interests in White Eagle as contemplated by the Sale Order;

DOC ID - 32342032.17

White Eagle Master Termination Agreement, dated as of August 16, 2019, among White Eagle General Partner, LLC, Lamington Road Designated Activity Company, White Eagle Asset Portfolio, LP, Lamington Road Bermuda Ltd., Markley Asset Portfolio, LLC, CLMG Corp., LNV Corporation, Wilmington Trust, National Association and Palomino JV, L.P.

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WHEREAS, on the date hereof, in connection with such acquisition, the Purchaser intends to pay (or cause to be paid) in U.S. Dollars in immediately available funds, by wire transfer in the amount and in accordance with the wire instructions of the Administrative Agent set forth on Schedule I hereto, an amount equal to $374,180,921.00 (the “Purchaser’s Payment”);
WHEREAS, the Facility Parties and the Purchaser wish to enter into this Agreement to confirm certain arrangements with respect to the proposed repayment of the Obligations and the DIP Obligations (if any) in accordance with the terms of the Settlement Agreement; and
WHEREAS, in connection with White Eagle's satisfaction and discharge of the Obligations and subject to the satisfaction of the conditions set forth herein, the Portfolio Manager and White Eagle wish to terminate the Servicing Agreement and the Facility Parties wish to terminate the Loan Agreement, the Pledge Agreement, the SACCA, the other Transaction Documents (as defined in the Loan Agreement), and the DIP Loan Documents to which they are parties.
NOW, THEREFORE, in consideration of the premises herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions. To the extent capitalized terms are used in this Agreement but not specifically defined herein, such terms shall have the same meaning assigned thereto in the Loan Agreement; provided, that capitalized terms used in Section 4 not otherwise defined herein shall have the meanings assigned to such terms in the Plan.
2.    Payoff Receipt; Termination of Transaction Documents. White Eagle has advised the Lender Parties of its intention to (i) pay (or cause to be paid) in full in U.S. Dollars in immediately available funds, by wire transfer in the amount and in accordance with the wire instructions of the Administrative Agent set forth on Schedule I hereto, the Early Payoff Amount (as defined in the Settlement Agreement) in full discharge and satisfaction of the Allowed Claim and the DIP Claims (as defined in the Settlement Agreement) in accordance with the terms of the Settlement Agreement, and (ii) terminate the Transaction Documents and the DIP Loan Documents. In furtherance of the foregoing, White Eagle and the Administrative Agent hereby jointly instruct the Securities Intermediary to remit by wire transfer on the date hereof an amount equal to $28,333,294.38 from the Collection Account in accordance with the wire instructions of the Administrative Agent set forth on Schedule I hereto in partial payment of the Early Payoff Amount. The Securities Intermediary hereby agrees that it shall make such remittance from the Collection Account by no later than 12:00 P.M. (New York Time) on the date hereof. The Administrative Agent shall promptly notify the Purchaser in writing (by electronic mail) of the Administrative Agent’s receipt of such remittance and promptly thereafter, the Purchaser shall remit the Purchaser’s Payment. Upon the actual receipt by the Administrative Agent of the amount of the Early Payoff Amount as set forth on Schedule I hereto in full in U.S. Dollars in immediately available funds by no later than 3:00 P.M. (New York Time) on the date hereof (the "Payoff Receipt"), the Transaction Documents and the DIP Loan Documents shall automatically terminate without any further action (notwithstanding the requirement of the applicable parties to deliver the Servicer Notice, the Payoff Receipt Notice and the Entitlement Order after the occurrence of the Payoff Receipt as contemplated hereunder); provided, that this Agreement and any document or instrument contemplated hereby shall not have

DOC ID - 32342032.17

White Eagle Master Termination Agreement, dated as of August 16, 2019, among White Eagle General Partner, LLC, Lamington Road Designated Activity Company, White Eagle Asset Portfolio, LP, Lamington Road Bermuda Ltd., Markley Asset Portfolio, LLC, CLMG Corp., LNV Corporation, Wilmington Trust, National Association and Palomino JV, L.P.

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the effect of terminating (a) any rights of WTNA under the Transaction Documents, or obligations of White Eagle owed to WTNA under the Transaction Documents, which rights or obligations expressly survive the termination of such Transaction Documents, it being agreed by each of the LP Pledgor and WTNA that such surviving obligations have been expressly assumed by the LP Pledgor, or (b) the rights of WTNA under the Fee Letter to be indemnified and defended by Emergent for any Indemnified Obligations or the obligations of Emergent with respect to such Indemnified Obligations (the rights and obligations described in parts (a) and (b) of this proviso being, the “Surviving Rights and Obligations”); provided, further that, for the avoidance of doubt, the Surviving Rights and Obligations shall not include the obligation to pay any fees set forth in Section 3 or Section 4 of the Fee Letter. If the Payoff Receipt does not occur by 3:00 P.M. (New York Time) on the date hereof (the "Payoff Receipt Deadline"), this Agreement shall automatically terminate and be of no further force or effect. Promptly after the occurrence of the Payoff Receipt, the Administrative Agent shall distribute (to the extent not previously paid by the Administrative Agent) the amount of the Early Payoff Amount in the amounts set forth on Schedule I hereto. So long as the Payoff Receipt occurs prior to the Payoff Receipt Deadline, regardless of whether the Administrative Agent has made the distributions contemplated by the immediately preceding sentence, the Administrative Agent shall, promptly after receipt of the Payoff Receipt and in any event, by 6:00 P.M. (New York time) on the date hereof, send notice of the occurrence of the Payoff Receipt to the parties listed on Exhibit A (the “Payoff Receipt Notice”) in the form provided on the Payoff Receipt Notice.
3.    Release of Security Interests. Upon the occurrence of the Payoff Receipt, the Facility Parties each agree that, except for any Surviving Rights and Obligations, the Transaction Documents and the DIP Loan Documents shall automatically terminate and be of no further force or effect (notwithstanding the requirement of the applicable parties to deliver the Servicer Notice, the Payoff Receipt Notice and the Entitlement Order after the occurrence of the Payoff Receipt as contemplated hereunder), and the Obligations and the DIP Obligations, if any (including, without limitation, the distributions owed to the Lender Parties under the Plan and payments required to be made to the Lender Parties under the Settlement Agreement) shall be deemed satisfied and the Commitments of the Lenders (and any commitments under the DIP Loan Documents), shall be terminated. In addition, upon the occurrence of the Payoff Receipt, the Administrative Agent and the DIP Agent each hereby automatically release, terminate and discharge any and all liens the Administrative Agent, for the benefit of the Secured Parties, or the DIP Agent, for the benefit of the DIP Secured Parties (as defined in the DIP Order), as applicable, has on the Collateral (as defined in each of the Loan Agreement and the Pledge Agreement) and the DIP Collateral (as defined in the DIP Order), including, without limitation, the Acquired Interests and the Pledged Policies and any Pledged Financial Assets (as defined in the SACCA) or security entitlements (as defined in Section 8-102(a)(17) of the UCC of the State of New York) related thereto and hereby: (i) authorizes White Eagle, the Purchaser or their respective designees to file any requisite UCC-3 termination statements in respect of the foregoing, (ii) authorizes, instructs and directs WTNA, as Agent under the Pledge Agreement, to mark the original Pledged Certificates (as defined in the Pledge Agreement) as “canceled” and deliver evidence of the same as provided in paragraph 6 below, and (iii) authorizes, instructs and directs WTNA (a) as (w) Securities Intermediary, to release any control (and relieves the Securities Intermediary of any obligation to take instruction) with regards to the Financial Assets or security entitlements credited to the Pledged Accounts in favor of the Administrative Agent under

DOC ID - 32342032.17

White Eagle Master Termination Agreement, dated as of August 16, 2019, among White Eagle General Partner, LLC, Lamington Road Designated Activity Company, White Eagle Asset Portfolio, LP, Lamington Road Bermuda Ltd., Markley Asset Portfolio, LLC, CLMG Corp., LNV Corporation, Wilmington Trust, National Association and Palomino JV, L.P.

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the SACCA except as expressly provided in Section 8 hereof, and (x) Custodian to release any control (and relieves the Custodian of any obligation to take instruction) with regards to any Custodial Packages or other documents held by it under the SACCA. In addition, the Pledgors, jointly and severally, agree to pay (or cause to be paid) from time to time and at any time, on demand, (y) all costs and expenses, including, without limitation, reasonable and documented attorneys’ fees, in connection with the preparation, execution, delivery, filing, recording and administration of this Agreement and the performance of any other acts required to effect the release of any security interest granted under the Transaction Documents or DIP Loan Documents and (z) without limiting the effect of paragraph 30 of the Sale Order, any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Agreement and other instruments and documents to be delivered hereunder, and further agree to indemnify and hold harmless the Lender Parties from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs, expenses, taxes or fees. The Administrative Agent and the DIP Agent each agree to, from and after the Payoff Receipt, do all commercially reasonable things, presently or in the future, which may be reasonably requested by White Eagle to effect and evidence of record the foregoing release, including, without limitation, the delivery and authorization of UCC-3 termination statements and other discharge or release documents in respect of the Collateral (as defined in each of the Loan Agreement and the Pledge Agreement and the DIP Loan Documents, as applicable), subject in each case to prior payment by the Pledgors to the Administrative Agent and DIP Agent or of all costs and expenses of the Administrative Agent and DIP Agent in connection therewith. The execution and/or delivery of any agreements or documents, including, without limitation, this Agreement, and the actions associated with the release of the security interests and the liens referred to in this Agreement, by the Lender Parties shall be without recourse to or warranty by the Lender Parties. After the Payoff Receipt, to the extent any Lender Party receives any proceeds of any of the Pledged Policies, such Lender Party shall promptly, after receipt and identification thereof, inform White Eagle of such receipt and distribute such proceeds in accordance with the written instructions of White Eagle.
4.    Releases, Acknowledgements; Etc.
(a)    Without limiting and in furtherance of the releases under the Plan, each of the Releasing Debtor Parties hereby reaffirms the “Release by the Debtors” to the Lender Parties provided in Article X.B. of the Plan and such release shall be deemed made by each of the Debtor Releasing Parties automatically effective upon the occurrence of the Payoff Receipt. Without limiting and in furtherance of the releases under the Plan, each Lender Party, as a Releasing Party under the Plan, hereby reaffirms the “Release by Holders of Claims and Equity Interests” provided in Article X.C. of the Plan and such release shall be deemed made by each Lender Party as a Releasing Party automatically effective upon the occurrence of the Payoff Receipt.
(b)    Effective upon the occurrence of the Payoff Receipt, each Lender Party acknowledges and agrees that the Consummation Date (as defined in the Plan) shall have occurred with respect to White Eagle. Each Lender Party hereby agrees that it will not object to White Eagle’s motion to close the Chapter 11 Cases, so long as such motion is consistent with this Agreement, the Plan and the Settlement Agreement.

DOC ID - 32342032.17

White Eagle Master Termination Agreement, dated as of August 16, 2019, among White Eagle General Partner, LLC, Lamington Road Designated Activity Company, White Eagle Asset Portfolio, LP, Lamington Road Bermuda Ltd., Markley Asset Portfolio, LLC, CLMG Corp., LNV Corporation, Wilmington Trust, National Association and Palomino JV, L.P.

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(c)    The parties hereto acknowledge that the payment of the Early Payoff Amount in accordance with the Settlement Agreement shall not be subject to any challenge, recovery, avoidance, disgorgement, setoff, or counterclaim by any person or entity under any theory of law or equity against the Lender Parties or any of their affiliates in accordance with (and without limiting) clause (v) of paragraph 6 of the Sale Order. Notwithstanding the foregoing, White Eagle and Pledgors, on behalf of themselves and their Affiliates, acknowledge and agree that the obligations and liabilities of White Eagle and the Pledgors under the Transaction Documents shall be reinstated with full force and effect if, at any time on or after the occurrence of the Payoff Receipt, all or any portion of the Early Payoff Amount paid to the Administrative Agent is voided or rescinded and is thereafter returned to White Eagle or a Pledgor upon any such Person's insolvency, bankruptcy or reorganization or otherwise.
(d)    The Purchaser (which for the purposes of this sentence, shall not include the Purchaser's successors and assigns) and the Lender Parties hereby agree that the: (i) payment to the Administrative Agent of the Early Payoff Amount in full in cash as set forth in this Agreement and the Administrative Agent's receipt thereof; and (ii) release of liens and related actions taken by the Administrative Agent and/or the DIP Agent for the benefit of the Secured Parties and the DIP Secured Parties as set forth in this Agreement shall not result in any liability by the Purchaser, Jade Mountain Partners, or each Lender Party (each, a “Released Party”) to any other Released Party and, upon the Payoff Receipt, each Released Party hereby releases each other Released Party from any claim, cause of action or liability in connection with such payment and such release of liens and related actions; provided that such agreement and release shall be limited to the Released Parties and shall not apply to any other individual, person or entity (including, without limitation, any affiliate, subsidiary, owner, or co-investor of any Released Party) nor shall it release any Released Party or any other party from any obligation under the Definitive Documentation (as defined in the Sale Order), this Agreement or the Sale Order.
(e)    Effective upon the Payoff Receipt, each of the other parties hereto hereby fully and forever releases, remises, acquits and forever discharges WTNA (in each of its representative capacities under the Transaction Documents (as defined in the Loan Agreement) and in its individual capacity) and its affiliates, subsidiaries, officers, directors, partners, members, attorneys, agents and employees (collectively, the “WTNA Released Parties”) from any and all liability, damages, claims, actions, complaints, causes of action, debts, losses or expenses of any kind that it has that have accrued as of the date of this Agreement against the WTNA Released Parties or any of them arising out of or relating to the Transaction Documents (as defined in the Loan Agreement) or this Agreement.
5.    Delivery of Lender Note. Promptly following the occurrence of the Payoff Receipt, the Administrative Agent shall mark the original Lender note as “canceled” and provide a copy to White Eagle and the Purchaser, and thereafter, promptly surrender the Lender Note to a representative of the Purchaser from Orrick, Herrington & Sutcliffe, LLP at the offices of White & Case LLP in New York, New York.
6.    Return of Pledged Certificates, Etc. Promptly following receipt of the Payoff Receipt Notice without any further action or direction, WTNA, as Agent under the Pledge Agreement shall

DOC ID - 32342032.17

White Eagle Master Termination Agreement, dated as of August 16, 2019, among White Eagle General Partner, LLC, Lamington Road Designated Activity Company, White Eagle Asset Portfolio, LP, Lamington Road Bermuda Ltd., Markley Asset Portfolio, LLC, CLMG Corp., LNV Corporation, Wilmington Trust, National Association and Palomino JV, L.P.

4836-3908-3681v.2

mark the original Pledged Certificates (as defined in the Pledge Agreement) held by it as “canceled” and provide a copy to White Eagle and the Purchaser, and thereafter, promptly deliver such Pledged Certificates and the original Transfer Instruments (as defined in the Pledge Agreement) held by it to a representative of the Purchaser from Morris, Nichols, Arsht & Tunnell LLP at the offices of K&L Gates LLP in Wilmington, Delaware. Each of the Pledgors hereby acknowledges and agrees that the Agent shall mark the original Pledged Certificates (as defined in the Pledge Agreement) held by it as “canceled” upon the Agent's receipt of the Payoff Receipt Notice and deliver such Pledged Certificates as contemplated in this Section 6.
7.    Delivery of Collateral Assignments Releases and Destruction of Change Forms. Promptly after the occurrence of the Payoff Receipt, the Administrative Agent shall deliver the originals of the executed collateral assignment releases previously provided to it by the Servicer with respect to the Pledged Policies to a representative of the Purchaser from Orrick, Herrington & Sutcliffe, LLP at the offices of White & Case LLP in New York, New York. The Administrative Agent hereby directs the Securities Intermediary, following receipt of the Payoff Receipt Notice, without any further action or direction, to destroy any Change Forms executed by the Securities Intermediary in blank pursuant to the SACCA and held by the Securities Intermediary for the benefit of the Administrative Agent.
8.    Termination of SACCA and Debit of Pledged Policies. Upon the occurrence of the Payoff Receipt without any further action or direction, (i) the fully executed entitlement order attached hereto as Exhibit C (the “Entitlement Order”) shall become automatically effective without further action by any Person and the Securities Intermediary shall perform the duties described in the Entitlement Order, it being acknowledged by the parties hereto (other than the Lender Parties) that the crediting to the New Securities Account and New Collections Account (each as defined in the Entitlement Order) of the Policies and Cash Financial Assets (as defined in the Entitlement Order) shall occur within one (1) Business Day after receipt by the Securities Intermediary of the Payoff Receipt Notice, (ii) the Securities Intermediary, the Facility Parties, the LP Pledgor, the GP Pledgor and White Eagle agree that the SACCA shall terminate (other than any Surviving Rights and Obligations) and White Eagle and the Securities Intermediary hereby agree to waive the five (5) Business Day termination notice period required set forth in Section 7.3 of the SACCA and acknowledge that the termination of the SACCA (other than any Surviving Rights and Obligations) shall be effective pursuant to the terms of this Agreement, (iii) any remaining amounts credited to the Pledged Accounts (as defined in the SACCA) shall be disbursed in accordance with the amounts and wire instructions set forth in the Entitlement Order and (iv) the Securities Intermediary and Custodian release any control and be relieved of any obligation to take instruction, in each case, with regards to the Financial Assets or security entitlements credited to the Pledged Accounts in favor of the Administrative Agent under the SACCA or any Custodial Packages or other documents related thereto. The Administrative Agent hereby confirms that the Termination Date (as defined in the SACCA) shall have occurred immediately upon receipt by the Securities Intermediary of the Payoff Receipt Notice, without further action by any Person.
9.    Servicing Agreement. Promptly after the occurrence of the Payoff Receipt, the Administrative Agent shall release its signature page to White Eagle to the notice to the Servicer in the form attached hereto as Exhibit B (the “Servicer Notice”) and then the Portfolio Manager

DOC ID - 32342032.17

White Eagle Master Termination Agreement, dated as of August 16, 2019, among White Eagle General Partner, LLC, Lamington Road Designated Activity Company, White Eagle Asset Portfolio, LP, Lamington Road Bermuda Ltd., Markley Asset Portfolio, LLC, CLMG Corp., LNV Corporation, Wilmington Trust, National Association and Palomino JV, L.P.

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and White Eagle shall notify the Servicer of their intent to terminate the Servicing Agreement via the Servicer Notice, provide the Administrative Agent's signature page thereto to the Servicer and obtain the Servicer's signature thereto.
10.    Binding Effect; Third-Party Beneficiaries. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding solely upon the parties hereto and their successors and assigns. Each of the parties hereto hereby agrees that this Agreement is not intended to create any rights of third party beneficiaries. Notwithstanding the foregoing, WTNA, in its individual capacity, shall be an express party beneficiary of the rights given thereto in this Agreement, and shall be entitled to enforce such rights.
11.    Entire Agreement. This Agreement contains the full and complete understanding and agreement among the parties hereto with respect to the subject matter hereof, and the parties acknowledge that none of them are entering into this Agreement in reliance upon any term, condition, representation or warranty not stated herein and that this Agreement replaces any and all prior agreements whether oral or written, pertaining to the subject matter hereof.
12.    Incorporation of Settlement Agreement, Etc. This Agreement is intended to incorporate and acknowledge the terms of the Settlement Agreement, the Settlement Order, the Confirmation Order, the Plan and the Sale Order; provided, that, the other parties hereto acknowledge and agree that WTNA does not hereby acknowledge or agree to the foregoing statement of intent, and shall not be deemed to have any duty, obligation or liability under any of the foregoing. To the extent of any conflict between the terms of this Agreement, on the one hand, and the Settlement Agreement, the Settlement Order, the Confirmation Order, the Plan or the Sale Order, on the other hand, the terms of the Settlement Agreement, the Settlement Order, the Confirmation Order, the Plan and the Sale Order shall govern and control.
13.    No Party Deemed Drafter. The parties to this Agreement understand and agree that this Agreement has been negotiated at arm's length and on equal footing as between all parties hereto, that such parties are sophisticated, and that such parties fully understand and agree to all the terms and conditions contained in this Agreement. Accordingly, in any dispute concerning the meaning of this Agreement, or any term or condition hereof, such dispute shall be resolved without any presumption or rule of construction in favor of any party or any related or similar doctrine.
14.    Amendment. Neither this Agreement, nor any term or provision hereof, may be waived, modified or amended except in a written instrument agreed to, and signed by, each of the parties hereto.
15.    GOVERNING LAW; JURY TRIAL.
(a)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

DOC ID - 32342032.17

White Eagle Master Termination Agreement, dated as of August 16, 2019, among White Eagle General Partner, LLC, Lamington Road Designated Activity Company, White Eagle Asset Portfolio, LP, Lamington Road Bermuda Ltd., Markley Asset Portfolio, LLC, CLMG Corp., LNV Corporation, Wilmington Trust, National Association and Palomino JV, L.P.

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(b)    EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
16.    Submission to Jurisdiction. Each party irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind or description arising out of or relating to this Agreement or the transactions contemplated hereby in any forum other than the Bankruptcy Court and, if the Bankruptcy Court does not have (or abstains from) jurisdiction, the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court thereof, and each of the Parties irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation, or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court.
17.    No Waiver. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.
18.    Severability of Provisions. If any term, covenant, warranty, or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms, covenants, warranties and other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.
19.    Further Assurances. Each party agrees to execute and deliver all such other documents or agreements and to take all such other action reasonably requested as may be reasonably necessary or desirable to further effectuate the purposes and intent of this Agreement, in each case at the sole expense of the requesting party; provided, that in no event shall WTNA have any obligation to pay for any such expenses, it being agreed by Lamington Road that it shall be responsible for any such expenses necessitated by any reasonable request of WTNA.
20.    Notices. Except as otherwise expressly provided herein regarding deliveries required to be provided in person, all notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and shall be (i) personally delivered, (ii) delivered by express mail, Federal Express or other comparable overnight courier service, (iii) sent by facsimile, with confirmation of delivery within one (1) Business Day, (iv) mailed to the party to which the notice, demand or request is being made by certified or registered mail, postage prepaid, return receipt requested, or (v) sent by electronic email, with electronic confirmation of such transmission, to the addresses set forth in Schedule II hereto.
All notices shall be deemed to have been given on the date that the same shall have been delivered in accordance with the provisions of this Section 20. Any party may, from time to time, specify as its address for purposes of this Agreement any other address upon the giving of two (2) days' prior notice thereof to the other parties.

DOC ID - 32342032.17

White Eagle Master Termination Agreement, dated as of August 16, 2019, among White Eagle General Partner, LLC, Lamington Road Designated Activity Company, White Eagle Asset Portfolio, LP, Lamington Road Bermuda Ltd., Markley Asset Portfolio, LLC, CLMG Corp., LNV Corporation, Wilmington Trust, National Association and Palomino JV, L.P.

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21.    Counterparts. This Agreement may be executed in counterparts, all of which when taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by PDF file (portable document format file) shall be as effective as delivery of a manually executed counterpart of this Agreement.
22.    Section Headings. The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement, the Loan Agreement, Pledge Agreement, the SACCA, the Servicing Agreement or any provision hereof or thereof.
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DOC ID - 32342032.17

White Eagle Master Termination Agreement, dated as of August 16, 2019, among White Eagle General Partner, LLC, Lamington Road Designated Activity Company, White Eagle Asset Portfolio, LP, Lamington Road Bermuda Ltd., Markley Asset Portfolio, LLC, CLMG Corp., LNV Corporation, Wilmington Trust, National Association and Palomino JV, L.P.

4836-3908-3681v.2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

WHITE EAGLE GENERAL PARTNER, LLC, as the GP Pledgor	LNV CORPORATION, as Initial Lender and as DIP Lender

By: /s/ Miriam Martinez______________ Name: Miriam Martinez Title: CFO	By: /s/ Jacob Cherner__________________ Name: Jacob Cherner Title: Executive Vice President

LAMINGTON ROAD DESIGNATED ACTIVITY COMPANY, as LP Pledgor	CLMG CORP., as Administrative Agent and as DIP Agent

By: /s/ Miriam Martinez_____________ Name: Miriam Martinez Title: Director	By:_/s/ James Erwin________________ Name: James Erwin Title: President

PALOMINO JV, L.P.	WHITE EAGLE ASSET PORTFOLIO, LP, as Borrower
By: Palomino JV GP Limited, its General Partner	By: White Eagle General Partner, LLC, a Delaware limited liability company, its General Partner
By: /s/ Yun Zheng_________________ Name: Yun Zheng Title: Director	By: /s/ Miriam Martinez _____________ Name: Miriam Martinez Title: CFO

LAMINGTON ROAD BERMUDA LTD., as Portfolio Manager	MARKLEY ASSET PORTFOLIO, LLC, as Markley

By: /s/ Miriam Martinez____________ Name: Miriam Martinez Title: CFO	By: /s/ Miriam Martinez_____________ Name: Miriam Martinez Title: CFO

DOC ID - 32342032.17

White Eagle Master Termination Agreement, dated as of August 16, 2019, among White Eagle General Partner, LLC, Lamington Road Designated Activity Company, White Eagle Asset Portfolio, LP, Lamington Road Bermuda Ltd., Markley Asset Portfolio, LLC, CLMG Corp., LNV Corporation, Wilmington Trust, National Association and Palomino JV, L.P.

4836-3908-3681v.2

WILMINGTON TRUST, NATIONAL ASSOCIATION, solely in its capacities as Agent under the Pledge Agreement, Securities Intermediary under the SACCA and Custodian under the SACCA, and not in its individual capacity

By:__/s/ Robert J. Donaldson_________ Name: Robert J. Donaldson Title: Vice President

DOC ID - 32342032.17

White Eagle Master Termination Agreement, dated as of August 16, 2019, among White Eagle General Partner, LLC, Lamington Road Designated Activity Company, White Eagle Asset Portfolio, LP, Lamington Road Bermuda Ltd., Markley Asset Portfolio, LLC, CLMG Corp., LNV Corporation, Wilmington Trust, National Association and Palomino JV, L.P.

4836-3908-3681v.2

Schedule I
Early Payoff Amount and Wire Instructions

Early Payoff Amount	Recipient	Wire Instructions for Recipient
$402,514,215.38	CLMG Corp.
Bank Name: Federal Home Loan Bank of Dallas
Bank Address: 8500 Freeport Pkwy #600, Irving TX 75063
ABA: 111040195
Account Name: Beal Bank
Account #:
Further Credit to:
Attn: James Erwin
RE: White Eagle Asset Portfolio, L.P., Loan Number 900000116

DOC ID - 32342032.17

Detail of Early Payoff Amount

Use of Proceeds	Amount	Recipient
102% of the Principal amount owned under the Loan Agreement, as set forth in the Settlement Agreement	$375,344,223.19	LNV Corporation
Accrued Interest through August 16, 2019 (calculated at the non-default rate under the Loan Agreement until November 14, 2018 and at the contractual default rate under the Loan Agreement from and after November 14, 2018 through August 16, 2019, as set forth in the Settlement Agreement)	$21,331,189.34	LNV Corporation

DOC ID - 32342032.17

4836-3908-3681v.2

Professional Fees and Expenses	$5,255,000.00	White & Case LLP
	$206,797.32	Fox Rothschild LLP
	$465,789.08	Schulte Roth & Zabel LLP (as counsel to the Administrative Agent)
	$53,862.00	Schulte Roth & Zabel LLP (as counsel to D3G)
	$18,755.62	Walkers
	$95,156.00	D3G Asset Management, LLC
	$218,695.23	ClearLife Limited
	Less: $500,000	Adequate protection payments for professional fees not yet applied for June, July, and August 2019
Total: $5,814,055.25
Administrative Agent Fees and Expenses	$24,747.60	CLMG Corp.

DOC ID - 32342032.17

4836-3908-3681v.2

Schedule II
Addresses for Notices

To the Administrative Agent
CLMG Corp.
7195 Dallas Parkway
Plano, TX 75024
Attention: James Erwin
Telephone: 469-467-5414
Facsimile: 469-467-3433
Email: jerwin@clmgcorp.com
To the Initial Lender
LNV Corporation
c/o CLMG Corp.
7195 Dallas Parkway
Plano, TX 75024
Attention: James Erwin
Telephone: 469-467-5414
Facsimile: 469-467-3433
Email: jerwin@clmgcorp.com
To the LP Pledgor:
Lamington Road Designated Activity Company
1 – 2 Victoria Buildings
Haddington Road
Dublin 4Ireland
Attention: The Directors

To the GP Pledgor:
White Eagle General Partner, LLC
c/o AMS Limited
One Lane Hill, East Broadway
Hamilton HM19
BermudaEmail: whiteeagle@lamington.ie

DOC ID - 32342032.17

To White Eagle prior to the Payoff Receipt:
White Eagle Asset Portfolio, LP
c/o AMS Limited
One Lane Hill, East Broadway
Hamilton HM19
Bermuda
Email: whiteeagle@lamington.ie

To White Eagle on or after the Payoff Receipt:

White Eagle Asset Portfolio, LP
c/o Orrick, Herrington & Sutcliffe, LLP
Attention Laura Metzger
51 West 52nd Street
New York, NY 10019
Email: lmetzger@orrick.com

To the Purchaser:

Palomino JV, L.P.
c/o Orrick, Herrington & Sutcliffe, LLP
Attention Laura Metzger
51 West 52nd Street
New York, NY 10019
Email: lmetzger@orrick.com

To the Portfolio Manager:

Lamington Road Bermuda, Ltd.
c/o AMS Limited
One Lane Hill, East Broadway
Hamilton HM19
Bermuda
Email: whiteeagle@lamington.ie

To Markley:

Markley Asset Portfolio, LLC
5355 Town Center Road,
Boca Raton, FL, 33486, USA
Email: MMartinez@emergentcapital.com

To the Securities Intermediary, Custodian or Agent:

DOC ID - 32342032.17

4836-3908-3681v.2

Wilmington Trust, N.A.
300 Park Street
Suite 390
Birmingham, MI 48009
Telephone: (248) 723-5421
Fax: (248) 723-5424
Attention: Capital Markets Insurance Services
E-mail:     SpecializedInsurance@wilmingtontrust.com

DOC ID - 32342032.17

4836-3908-3681v.2

EXHIBIT A

Payoff Receipt Notice

[CLMG CORP LETTERHEAD]

August 16, 2019
To:
david@jademountainpartners.com
lmetzger@orrick.com
dpassage@winston.com
nevans@mlflexserv.com
mconiglio@mlflexserv.com
SpecializedInsurance@wilmingtontrust.com
rdonaldson@wilmingtontrust.com
Andy.Skouvakis@klgates.com
Scott.Waxman@klgates.com

Cc:    azatz@whitecase.com
Stephen.Schauder@srz.com

Re:    Payoff Receipt Notice

Reference is hereby made to that certain Master Termination Agreement (the "Master Termination Agreement"), dated as of August 16, 2019, entered into by and among White Eagle General Partner, LLC, a Delaware limited liability company, Lamington Road Designated Activity Company, a designated activity company incorporated with limited liability under the laws of Ireland, White Eagle Asset Portfolio, LP, a Delaware limited partnership, Lamington Road Bermuda Ltd., a Bermuda company, Markley Asset Portfolio, LLC, a Delaware limited liability company, CLMG Corp. (the “Administrative Agent”), LNV Corporation, Wilmington Trust, National Association and Palomino JV, L.P. Capitalized terms used herein shall have their respective meanings as set forth in the Master Termination Agreement.
The Administrative Agent is hereby notifying you that the Payoff Receipt has occurred.

CLMG CORP., as Administrative Agent

By:______________________________ Name: Title:

DOC ID - 32342032.17	Payoff Receipt Notice, dated as of August 16, 2019, by CLMG Corp.

EXHIBIT B
August 16, 2019

Nathan A. Evans, President and Chief Executive Officer
Mario Coniglio, Chief Operating Officer
MLF LexServ, LP
4350 East-West Highway, Suite 905
Bethesda, Maryland 20814
Facsimile No. 301.951.2123
E-mail: nevans@mlflexserv.com and mconiglio@mlflexserv.com

Re:    Servicing Agreement, dated as of dated as of May 16, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Servicing Agreement"), among MLF LexServ, L.P., White Eagle Asset Portfolio, L.P., Imperial Finance & Trading LLC, and Lamington Road Bermuda, Ltd.

1.    The Administrative Agent is hereby notifying you that pursuant to Section 13.09(d) of the Servicing Agreement, White Eagle's obligations under the Loan Agreement with respect to all of the Serviced Policies (as defined in the Servicing Agreement) have been fulfilled, all of the Administrative Agent’s and the Lenders’ rights under the Servicing Agreement shall be deemed extinguished as shall any and all notice and reporting obligations Servicer has with respect to the Lenders and the Administrative Agent under the Servicing Agreement. Capitalized terms used herein shall have their respective meanings as set forth in the Servicing Agreement.

2.    The Servicer, White Eagle, and the Portfolio Manager hereby agree to waive the ninety (90) day termination period required pursuant to the terms of the Servicing Agreement and acknowledge that the termination of the Servicing Agreement shall be effective pursuant to the terms of this notice. White Eagle and the Portfolio Manager hereby instruct the Servicer to transition the servicing of the Serviced Policies to the Servicer in in its capacity as Servicer to White Eagle pursuant to the Servicing Agreement dated as of the date hereof.

Solely with respect to the notice set forth in paragraph 1 above:

DOC ID - 32342032.17	Servicer Notice, dated as of August 16, 2019, among CLMG Corp., Lamington Road Bermuda Ltd., White Eagle Asset Portfolio, LP and MLF LexServ, LP Page 1 of 2

CLMG CORP., as Administrative Agent
By:______________________________ Name: Title:

LAMINGTON ROAD BERMUDA LTD., as Portfolio Manager	WHITE EAGLE ASSET PORTFOLIO, LP, as Borrower
By: White Eagle General Partner, LLC, a Delaware limited liability company, its General Partner
By:______________________________ Name: Title:	By:______________________________ Name: Title:

MLF LEXSERV, LP, as Servicer

By:______________________________ Name: Title:

DOC ID - 32342032.17	Servicer Notice, dated as of August 16, 2019, among CLMG Corp., Lamington Road Bermuda Ltd., White Eagle Asset Portfolio, LP and MLF LexServ, LP Page 2 of 2

EXHIBIT C

FORM OF ENTITLEMENT ORDER FOR DEBIT AND TRANSFER OF PLEDGED FINANCIAL ASSETS FROM PLEDGED ACCOUNTS
Date: August 16, 2019

Wilmington Trust, National Association
300 Park Street, Suite 390
Birmingham, Michigan 48309
Attention: Capital Markets Insurance Services
Facsimile: (248) 723-5424
Telephone: (248) 723-5422
E-mail: SpecializedInsurance@wilmingtontrust.com

Re:	ENTITLEMENT ORDER FOR DEBIT AND TRANSFER OF PLEDGED FINANCIAL ASSETS

Reference is hereby made to (i) the Second Amended and Restated Securities Account Control and Custodian Agreement, dated as of January 31, 2017 (the “SACCA”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LP, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association (“Wilmington Trust”), as the securities intermediary (together with its successors, the “Securities Intermediary”) and as the custodian (together with its successors, the “Custodian”), and (ii) the Securities Account, Paying Agent and Custodian Agreement, dated as of August 16, 2019 (the “New Account Agreement”), by and between White Eagle Asset Portfolio, LP, as account holder (the “Account Holder” and together with the Borrower, “White Eagle”) and Wilmington Trust, as securities intermediary (the “New Securities Intermediary”), as custodian (the “New Custodian”) and as paying agent. Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the SACCA or the New Account Agreement, as applicable. In consideration of the transfers described below, the undersigned parties to this Entitlement Order (the “Entitlement Order”) hereby agree as follows:

1.Reference is hereby made to the Policy Account detailed below, established with the Securities Intermediary pursuant to the SACCA (the “Policy Account”):
Wilmington Trust, National Association:
ABA: 031100092
Account #:

DOC ID - 32342032.14

Account Name: WHITE EAGLE ASSET PORTFOLIO, LP POLICY ACCOUNT FOR THE BENEFIT OF CLMG CORP., AS ADMINISTRATIVE AGENT

2.White Eagle hereby irrevocably directs the Securities Intermediary and the New Securities Intermediary, as applicable, to effectuate a transfer of the Security Entitlements (as defined in Section 8-102(a)(17) of the UCC) carried in the Policy Account with respect to all of the Policies held in the Policy Account and all proceeds thereof to White Eagle, as Account Holder, by debiting the Policy Account and crediting the Securities Account, as defined in the New Account Agreement, detailed below, established with the New Securities Intermediary pursuant to the New Account Agreement (the “New Securities Account”):

Wilmington Trust (affiliate of Manufacturers and Traders Trust)
SWIFT: MANTUS33
ABA: 031100092
Account #:
Account Name: White Eagle Asset Securities Acct
White Eagle hereby directs the Custodian to transfer all Custodial Packages held by the Custodian pursuant to the SACCA to the New Custodian to be held pursuant to the New Account Agreement.
3.Reference is hereby made to the Payment Account, Collection Account, Escrow Account and Borrower Account detailed below, established with the Securities Intermediary pursuant to the SACCA (the “Remaining Pledged Accounts”):
Payment Account:
Wilmington Trust, N.A.
ABA: 031100092
Acct:
Acct Name: White Eagle Asset Portfolio, LP Payment Account for the benefit of CLMG Corp., as Administrative Agent

Collection Account:
Wilmington Trust, N.A.
ABA: 031100092
Acct:
Acct Name: White Eagle Asset Portfolio, LP Collection Account for the benefit of CLMG Corp., as Administrative Agent

Escrow Account:
Wilmington Trust, N.A.
ABA: 031100092
Acct:

DOC ID - 32342032.14

Acct Name: White Eagle Asset Portfolio, LP Escrow Account for the benefit of CLMG Corp., as Administrative Agent

Borrower Account:
Wilmington Trust, N.A.
ABA: 031100092
Acct:
Acct Name: White Eagle Asset Portfolio, LP Borrower Account for the benefit of CLMG Corp., as Administrative Agent

White Eagle hereby irrevocably directs the Securities Intermediary and the New Securities Intermediary, as applicable, to effectuate a transfer of all cash credited to the Remaining Pledged Accounts, including any proceeds or earnings of Permitted Investments credited thereto after the date hereof (the “Cash Financial Assets”) to White Eagle, as Account Holder, by debiting the Remaining Pledged Accounts and crediting the Collections Account, as defined in the New Account Agreement, detailed below, established with the New Securities Intermediary pursuant to the New Account Agreement (the “New Collections Account”):

Collections Account:
Wilmington Trust (affiliate of Manufacturers and Traders Trust)
SWIFT: MANTUS33
ABA: 031100092
Account #:
Account Name: White Eagle Asset Collection Acct

White Eagle hereby agrees that, upon (i) crediting to the New Securities Account of Security Entitlements relating to the Policies and all proceeds thereof, (ii) crediting to the New Collections Account of the Cash Financial Assets, and (iii) transferring the Custodial Packages to the New Custodian under the New Account Agreement, all parties to this Entitlement Order have satisfied all obligations with respect to the transfers of all financial assets contemplated hereunder.

4.White Eagle hereby directs New Securities Intermediary, notwithstanding any provision to the contrary set forth in the New Account Agreement, to, and New Securities Intermediary hereby agrees that, upon receipt of Cash Financial Assets in accordance with paragraph 3 above in the New Collections Account, New Securities Intermediary shall pay from the New Collections Account by wire transfer the amounts and in accordance with the wire instructions, in each case set forth on the Disbursement Schedule attached hereto as Schedule I.
5.White Eagle hereby directs the New Securities Intermediary and the New Custodian to hold the Financial Assets transferred into the New Account as contemplated in paragraph 2 above in the New Account pursuant to the terms of the New Account Agreement.

DOC ID - 32342032.14

6.This Entitlement Order is being delivered pursuant to the Master Termination Agreement (the "Agreement"), dated as of August 16, 2019, entered into by and among White Eagle General Partner, LLC, a Delaware limited liability company, Lamington Road Designated Activity Company, a designated activity company incorporated with limited liability under the laws of Ireland, White Eagle Asset Portfolio, LP, a Delaware limited partnership, Markley Asset Portfolio, LLC, a Delaware limited liability company,CLMG Corp., LNV Corporation, Lamington Road Bermuda Ltd., a Bermuda company, Wilmington Trust, National Association and Palomino JV, LP and shall not become effective until the Securities Intermediary’s receipt of the Payoff Receipt Notice, at which point, it shall become automatically effective.

DOC ID - 32342032.14

IN WITNESS WHEREOF, the undersigned have caused this Entitlement Order to be executed by their duly authorized officers as of the date first set forth above.

WHITE EAGLE ASSET PORTFOLIO, LP, as
Borrower under the SACCA

By: White Eagle General Partner, LLC, its General Partner

By:________________________
Name:
Title:

WHITE EAGLE ASSET PORTFOLIO, LP, as
Account Holder under the New Account Agreement

By: Palomino JV GP Limited, its General Partner

By:________________________
Name:
Title:
Acknowledged and Accepted:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Securities Intermediary
under the SACCA

By:_____________
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity
but solely as New Securities Intermediary
under the New Account Agreement

By:______________
Name:
Title:

DOC ID - 32342032.14

SCHEDULE I

DISBURSEMENT SCHEDULE
TO
ENTITLEMENT ORDER FOR DEBIT AND TRANSFER OF PLEDGED FINANCIAL ASSETS FROM PLEDGED ACCOUNTS

Wilmington Trust, N.A. Wire Transfers Payment to White Eagle Vendors From The New Collection Account	Disbursement Amount ($)
Arthur Cox (Irish Counsel)	50,000.00	Bank Name: Bank of Ireland Bank Address: 39 St. Stephen’s Green, Dublin 2, DO2 HF62 ABA: 900084 Account Name: Arthur Cox Account No: Swift Code: BOFI IE2D Reference: White Eagle Asset Portfolio
Berger Singerman LLP ( Counsel to White Eagle for Matz Case)	1,739.10

Bank Name: City National Bank of Florida
Bank Address: 25 W. Flagler Street, Miami, Fla. 33401
ABA: 066004367
Account Name: Berger Singerman, LLP Merchant Account
Account No:
Swift Code: SWIFT: CNBFUS3M
Reference: White Eagle Asset Portfolio

Curtis, Mallet-Prevost, Colt & Mosle LLP ( Counsel to White Eagle for Pohl Case)	136,449.94

Bank Name: Citibank, N.A.
Bank Address: Penns Way, New Castle, DE 19720
ABA: 021000089
Account Name: Curtis, Mallet-Prevost, Colt & Mosle LLP
Account No:
Swift Code: SWIFT: CitiUS33
Reference: White Eagle Asset Portfolio

Daniel Coker Horton & Bell ( Counsel to White Eagle for Frankel Case)	978.00

Bank Name: Regions Bank
Bank Address: 290 Parkway Office Circle, Hoover, AL 35244
ABA: 062005690
Account Name: Daniel Coker Horton & Bell Trust Account
Account No:
Swift Code: UPNBUS44
Reference: White Eagle Asset Portfolio

Farnan LLP (White Eagle Liquidation Trustee)	25,000.00

Bank Name: The Bryn Mawr Trust Company
Bank Address: 801 Lancaster Ave, Bryn Mawr, PA 19010
ABA: 031908485
Account Name: Farnan LLP
Account No:
Swift Code: BMTCUS3B
Reference: White Eagle Asset Portfolio

DOC ID - 32342032.17

Grant Thornton (External Auditors to White Eagle Asset Portfolio)	83,090.00	Bank Name: Harris N.A. Bank Address: 111 West Monroe Street, Chicago, IL 60603 ABA: 071000288 Account Name: Grant Thornton LLP Account No: Swift Code: HATRUS44 Reference: White Eagle Asset Portfolio
Holland & Knight LLP ( Counsel to White Eagle for Matz Case)	97,948.54

Bank Name: Wells Fargo Bank N.A.
Bank Address: 420 Montgomery Street, San Francisco, CA 94104-1207
ABA: 121000248
Account Name: Holland & Knight
Account No:
Swift Code: WFBIUS6S
Reference: White Eagle Asset Portfolio

K&L Gates LLP (Counsel to Wilmington)	62,423.69

Bank Name: Bank of America, NA
Bank Address: P.O. Box 27025, Richmond, VA 23261
ABA: (Wire): 026009593 (ACH): 031202084
Account Name: Delaware Attorney Operating Acct
Account No:
Swift Code: BOFAUS3N
Reference: White Eagle Asset Portfolio

Kasowitz Benson Torres LLP (Counsel to White Eagle)	397,016.00

Bank Name: Citibank, N.A. Private Bank
Bank Address: 153 East 53rd Street, New York, NY 10022
ABA: 021000089
Account Name: Kasowitz Benson Torres LLP (IOLA)
Account No:
Swift Code: CITIUS33
Reference: White Eagle Asset Portfolio

Maple Life (White Eagle Court Marketing Agent)	1,001,000.00

Bank Name: BB & T Bank
Bank Address: 1909 K Street, NW, 2nd Floor, Washington, DC 20006
ABA: 055003308
Account Name: Maple Life Analytics, LLC
Account No:
Swift Code: BRBTUS33
Reference: White Eagle Asset Portfolio

MLF Lexserv (Servicer/White Eagle Servicer)	227,857.38	Bank Name: BB & T Bank Bank Address: 1909 K Street, NW, 2nd Floor, Washington, DC 20006 ABA: 054001547 Account Name: MLF LexServ Account No: Swift Code: BRBTUS33 Reference: White Eagle Asset Portfolio
Pachulski Stang Ziehi & Jones LLP (Bankruptcy Counsel to White Eagle Asset Portfolio)	1,659,711.70

Bank Name: Banc of California
Bank Address: 3 MacArthur Place, Santa Ana, CA 92707
ABA: 322274527
Account Name: Pachulski Stang Ziehl & Jones LLP Client Trust Account
Account No:
Reference: White Eagle Asset Portfolio

DOC ID - 32342032.17

US Trustee (Court Appointed Bankruptcy Trustee)	250,000.00	Check to be sent overnight via FedEx to the address below: Office of the US Trustee United States Department of Justice 844 King Street, Suite 2207 Wilmington, DE, 19801-3519 302-573-6491
Wilmington Trust, N.A. (Securities Intermediary/Administrative Agent)	37,203.00	Bank Name: Wilmington Trust N.A Bank Address: Wilmington, DE 19899 - 8955 ABA: 031100092 Account Name: CCMS Closing and Fee Acct Account No: Reference: White Eagle Asset Portfolio
Total Payment to White Eagle Vendors	$4,030,417.35

Wilmington Trust, N.A. Wire Transfers of Remaining Funds New Collection Account to Lamington Road DAC	Disbursement Amount ($)
Lamington Road DAC	10,884,056.61

Bank Name: Ulster Bank (Republic of Ireland)
Bank branch: Payment Intl Banking Serv
Sort Code: 98-50-05
Account Name: Lamington Road Desig
Account No:
Reference: White Eagle Asset Portfolio Remaining Balances

Total Amount to Lamington Road DAC	$10,884,056.61

DOC ID - 32342032.17